                                  EXHIBIT 10.5

                                 LEASE AGREEMENT
                                  (YOUNGSTOWN)


         THIS LEASE AGREEMENT ("Lease") dated as of the 28th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Youngstown, Mahoning County, State of Ohio, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Northeast Ohio Correctional Center;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of ten (10) years commencing on July 28, 1997 (the "Commencement Date") and expiring on July 27, 2007 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and

Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen (18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of this initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                   CCA PRISON REALTY TRUST


                                   By: /s/ Michael W. Devlin
                                       ---------------------------------------

                                   Title: Chief Development Officer
                                          ------------------------------------


                                   CORRECTIONS CORPORATION OF AMERICA


                                   By: /s/ Doctor R. Crants
                                       ---------------------------------------

                                   Title: Chairman and Chief Executive Officer
                                          ------------------------------------

                                    EXHIBIT A

PARCEL I

Situated in the City of Youngstown, County of Mahoning and State of Ohio: And known as being all of Youngstown City Lot Number 62018 as shown on Consolidation Plat recorded at Plat Book 92, page 194, Mahoning County Records.

PARCEL II

Situated in Section No. 4 and Section No. 5 Liberty Township, Trumbull County, State of Ohio: And being more fully described as follows:

Beginning at the intersection of the centerline of Youngstown-Hubbard Road (U.S. 62 & S.R. 7) with the southerly line of Trumbull County; thence North eighty-nine degrees fifty-five minutes six seconds West (S. 89 degrees 55' 06" W.), along the line between Trumbull and Mahoning County, for a distance of one thousand one hundred seventy-eight and 28/100 (1178.28) feet to an iron pin set at the True Place of Beginning for the tract of land described herein; thence continuing South eighty-nine degrees fifty-five minutes six seconds West (S. 89 degrees 55' 06" W.) along said County line, for a distance of one thousand seven hundred seventy-seven and 93/100 (1777.93) feet to an iron pin set on the easterly line of the Consolidated Rail Corporation; thence along the easterly line of the Consolidated Rail Corporation by the arc of a curve to the right having a radius of one thousand one hundred sixteen and 28/100 (1116.28) feet, a central angle of twenty-two degrees sixteen minutes seventeen seconds (22 degrees 16' 17"), a chord bearing of North seventeen degrees thirty-eight minutes thirty-one seconds East (N. 17 degrees 38' 31" E.), and a chord length of four hundred thirty-one and 18/100 (431.18) feet, for an arc distance of four hundred thirty-three and 91/100 (433.91) feet to a 5/8" rebar found; thence North twenty-eight degrees forty-six minutes thirty-nine seconds East (N 28 degrees 46' 39" E.), and continuing along said easterly Consolidated Rail Corporation line, for a distance of eight hundred ninety-one and 3/100 (891.03) feet to a railroad rail on end found on the southerly line of a tract of land conveyed to Edward C. Margala and Charles E. Margala by instrument of record in Deed Book O.R. 431 at Page 678 of the Deed Records of Trumbull County; thence South sixty-nine degrees four minutes forty-six seconds East (S. 69 degrees 04' 46" E.), along the southerly line of said Margala, for a distance of eight hundred forty-six and 45/100 (846.45) feet to a point which is located North sixty-nine degrees four minutes forty-six seconds West (N. 69 degrees 04' 46" W.), a distance of 12/100 (0.12) feet from a 5/8" iron pin found; thence South one degree four minutes fifty-seven seconds East (S. 01 degrees 04' 57" E.), and continuing along said Margala line, for a distance of five hundred thirty-six and 58/100 (536.58) feet to point which is located North eighty-six degrees sixteen minutes twenty-seven seconds East (N. 86 degrees 16' 27" E.), a distance of three and 22/100 (3.22) feet from a 2" pipe found; thence South seventy-seven degrees thirty-nine minutes fifty-six seconds East (S. 77 degrees 39' 56" E.), and continuing along said Margala southerly line, for a distance of four hundred twenty-three and 24/100 (423.24) feet to an iron pin set; thence South zero degrees fifty-three minutes twenty-three seconds East (S. 00 degrees 53' 23" E.), for a distance of two hundred sixty and 24/100 (260.24) feet to the

True Place of Beginning, and containing thirty and 566/1000 (30.566) acres, more or less, and being three and 963/1000 (3.963) acres in Section No. 4 and twenty-six and 603/1000 (26.603) acres in Section 5, in the Township of Liberty, County of Trumbull.

"North" for this description is based on the deed from G.F. Corporation and G.F. Furniture Systems, Inc. to the City of Youngstown, as recorded in Deed Book O.R. 753 at Page 113 of the Deed Records of Trumbull County, and is assumed to be correct.

All iron pins noted as being set throughout this description are 5/8" x 30" rebar with plastic I.D. cap.











                                              Northeast Ohio Correctional Center
                                               Youngstown, Mahoning County, Ohio

                                    EXHIBIT B

                                  Mortgage Debt

                  Property: Northeast Ohio Correctional Center


This property is subject to the following Mortgage Debt:

     That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 28, 1997.

                                    EXHIBIT C

                              Permitted Exceptions

                  Property: Northeast Ohio Correctional Center

Mahoning County:

         1.       All legal highways.

         2. All taxes and assessments for the year 1997, a lien but not yet due and payable.

         3. Easement and/or Right-of-Way granted to Ohio Edison Company, by instrument recorded in OR 3039, page 285, Mahoning County Records.

         4. Easement and/or Right-of-Way granted to The East Ohio Gas Company, by instrument recorded in OR 3106, page 95, Mahoning County Records.

         5. Easement and/or Right-of-Way granted to Ohio Edison Company, by instrument recorded in OR 3169, page 267, Mahoning County Records.

         6. Dedicated Right-of-Way as shown on Consolidation Plat recorded at Plat Book 92, page 194, Mahoning County Records.

         7. Restrictions, rights, covenants set forth in Development Agreement (unrecorded), and Rights of Reverter, all as contained in Deed recorded at OR 2842, page 57, Mahoning County Records.

         8. All matters shown on the ALTA Survey, dated April 28, 1997, as revised July 24, 1997, by Robert J. Warner, R.P.S. No. 6931, Environmental Design Group, 450 Grant Street, Akron, Ohio 44311-1183, Proj. No. 424001.

Trumbull County:

         1.       All legal highways.

         2. All taxes and assessments for the year 1997, a lien but not yet due and payable.

         3. Restrictions, rights, covenants set forth in Development Agreement (unrecorded), and Rights of Reverter, all as contained in Deed recorded at OR 1007, page 342, Trumbull County Records.

         4. All matters shown on the ALTA Survey, dated April 28, 1997, as revised July 24, 1997, by Robert J. Warner, R.P.S.
                  No. 6931, Environmental Design Group, 450 Grant Street, Akron, Ohio 44311-1183, Proj. No. 424001.

                                    EXHIBIT D

                               Base Rent Schedule

                  Property: Northeast Ohio Correctional Center


         Tenant will pay to Landlord annual Base Rent of $7,717,160.00, payable in equal monthly installments of $643,096.66.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.